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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  October 21, 1999
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                                  SIGCORP, INC.
             (Exact name of registrant as specified in its charter)



 Indiana                     01-11603                  35-1940620
(State of incorporation)    (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)




              20 NW Fourth Street
              Evansville, Indiana                              47741
             (Address of principal                          (Zip Code)
               executive offices)


        Registrant's telephone number, including area code (812) 465-5300




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Item 5.  Other Events.

     On October 21, 1999, SIGCORP, Inc. announced its revenues and earnings for the quarter ended September 30, 1999. Pursuant to General Instruction F to Form 8-K, the press release dated October (Exhibit 99.1) is incorporated herein by reference and is attached hereto.

Item 7.  Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:
           Exhibit
           Number         Description

            99.1 Press release dated October 21, 1999 announcing its revenues and earnings for the quarter ended September 30, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SIGCORP, INC.

Dated: November 2, 1999

                                            By:  /s/ S. M. Kerney
                                                 -------------------------
                                                 S. M. Kerney, Controller
                                                 (Principal Accounting
                                                 Officer)